EXHIBIT 23.1




            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-11428) pertaining to the AMVESCAP 401(k) Plan of our report dated June 14, 2006, with respect to the financial statements and schedule of the AMVESCAP 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2005.

                                                         /s/ Ernst & Young LLP

Atlanta, Georgia
June 23, 2006